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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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       Date of Report (Date of Earliest Event Reported): November 5, 1997



                            OPPENHEIMER CAPITAL L.P.
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               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                       1-9597                   13-3412614
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(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)               File Number)            Identification No.)


800 NEWPORT CENTER DRIVE, NEWPORT BEACH, CA                       92660
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 (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's Telephone Number, including Area Code: (714) 717-7022



                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

     On November 5, 1997, PIMCO Advisors, L.P. and Oppenheimer Capital, L.P. issued a press release announcing completion of PIMCO Advisors' acquisition of a one-third interest in Oppenheimer Capital and PIMCO Advisors' plan to acquire the remaining two-thirds of Oppenheimer Capital and to combine the public ownership of PIMCO Advisors, L.P. with Oppenheimer Capital, L.P. The press release is attached as Exhibit 99.1 hereto.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


        (c) EXHIBITS
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           Exhibit No.             Description of Exhibit
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              99.1       Press Release dated November 5, 1997 issued by
                         Registrant.




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                                   SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 1997                  PIMCO ADVISORS L.P.

                                         By: /s/ ROBERT FITZGERALD
                                             ------------------------------
                                                 Robert Fitzgerald
                                                 Chief Financial Officer



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                                 EXHIBIT INDEX

Exhibit No.      Description of Exhibit
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   99.1          Press Release dated November 5, 1997 issued by Registrant